FIFTH AMENDMENT AND CONSENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment and Consent to Second Amended and Restated Credit Agreement (this “Amendment”) is executed effective as of April 29, 2010 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), and Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”).

A.           Borrower and Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 25, 2006 (as heretofore amended, modified, supplemented, restated or amended and restated from time to time, the “Agreement”).

B.           Borrower has advised Administrative Agent that Borrower, Big Kettle Merger Sub, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Borrower (“Big Kettle”), and North American Galvanizing & Coatings, Inc., a Delaware corporation (“NAG&C”), have entered into that certain Agreement and Plan of Merger dated as of March 31, 2010 (the “Plan of Merger”), pursuant to which Big Kettle will purchase all of the shares of common stock of NAG&C and merge with and into NAG&C (the “NAG&C Acquisition”), with NAG&C being the surviving corporation as a wholly-owned indirect subsidiary of Borrower.  Borrower has requested that Administrative Agent consent to the NAG&C Acquisition upon and subject to the terms and conditions set forth in the Plan of Merger.

C.           Borrower has also requested that Administrative Agent amend certain terms and provisions of the Agreement.

D.           Upon the following terms and conditions, Administrative Agent has agreed to give the requested consent, and Administrative Agent and Borrower have agreed to amend the Agreement subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

Section 2.  Consent.  Administrative Agent hereby consents to the execution, delivery and performance by Borrower and Big Kettle of the Plan of Merger and to the consummation of the transactions contemplated thereby.

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Section 3.  Amendments to Agreement.  Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 4 hereof, the Agreement is hereby amended as set forth below.

(a)           The definition of “Applicable Rate” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Leverage Ratio	Commitment Fee	Eurodollar Rate + Letters of Credit	Base Rate +
1	< 1.00:1	0.200	1.00	0.00
2	≥ 1.00:1 but < 2.00:1	0.250	1.25	0.25
3	≥ 2.00:1 but < 2.50:1	0.275	1.50	0.50
4	≥ 2.50:1	0.300	1.75	0.75

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective commencing on the 3rd Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered  when due in accordance with such Section, then Pricing Level 3 shall apply commencing on the 3rd Business Day following the date such Compliance Certificate was required to have been delivered.  The Applicable Rate in effect from April 29, 2010, until the 3rd Business Day after the Compliance Certificate for the fiscal quarter ending May 31, 2010 is delivered pursuant to Section 6.02(a) shall be determined based upon Pricing Level 2.

(b)           The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Fixed Charge Coverage Ratio” means, for any Rolling Period, with respect to Borrower and its Subsidiaries on a consolidated basis, the ratio of: (a) the sum of: (i) EBITDAR, less (ii) Capital Expenditures in respect of repairs or replacements of fixed assets, and less (iii) Taxes paid in cash, to (b) the sum of: (i) cash Interest Expense, plus (ii) scheduled payments of principal of Funded Debt, plus (iii) Rental Expense; in each case for such Rolling Period.

(c)           The definition of “Maturity Date” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Maturity Date” means May 25, 2014 or, if such date is not a Business Day, the Business Day immediately preceding such date.

(d)           Section 6.12(a) of the Agreement is amended in its entirety as follows:

“(a)           Net Worth.  Maintain on a consolidated basis Net Worth equal to at least the sum of the following:

(i)           $182,288,030; plus

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(ii)           the sum of 50% of Net Income (without subtracting losses) earned in each fiscal quarter ending after February 28, 2010; plus

(iii)           the net proceeds from the issuance by Borrower or any Subsidiary of any Equity Interests after February 28, 2010.”

(e)           Section 6.12(c) of the Agreement is amended in its entirety as follows:

“(c)           Fixed Charge Coverage Ratio.  Maintain on a consolidated basis a Fixed Charge Coverage Ratio of at least 1.75:1.0.  This ratio will be calculated at the end of each reporting period for which this Agreement requires Borrower to deliver financial statements for the Rolling Period then ended.”

(f)           Section 6.12(d) of the Agreement is amended in its entirety as follows:

“(d)           Capital Expenditures.  Not to make Capital Expenditures on a consolidated basis in an amount in excess of $30,000,000 during any fiscal year, without the prior consent of the Required Lenders.”

(g)           Section 7.06(d) of the Agreement is amended in its entirety as follows:

“(d)           Borrower may declare and make cash dividends in an amount that does not exceed $15,000,000 during any fiscal year; and”

(h)           Section 7.06(e) of the Agreement is amended in its entirety as follows:

“(e)           Borrower may purchase, redeem or otherwise acquire its Equity Interests for an aggregate consideration that does not exceed $40,000,000 during the period from April 29, 2010 through the Maturity Date.”

(i)           Schedule 2.01 to the Agreement is deleted and replaced by Replacement Schedule 2.01 hereto.

(j)           Section I. of Schedule 2 of Exhibit D to the Agreement is deleted and replaced by the following:

“I.           Section 6.12(a) – Net Worth.

A.           1.           $182,288,030:                                                                                     $___________

2.           plus the sum of 50% of Net Income
(without subtracting losses) earned in each fiscal quarter
ended after February 28, 2010:                                                                    $___________

3.           plus the net proceeds from any Equity Interests
issued after February 28, 2010                                                                    $___________

4.           Minimum Required Net Worth
(Lines I.A.1 plus I.A.2 plus I.A.3)                                               $___________

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B.           Actual Net Worth at Statement Date:                                                          $___________

C.           Excess (deficiency) for covenant compliance (Line I.B. less I.A.4):   $___________”

(k)           Section III. of Schedule 2 of Exhibit D to the Agreement is hereby amended by replacing “1.50 to 1.0” with “1.75 to 1.0”.

(l)           Section IV. of Schedule 2 of Exhibit D to the Agreement is deleted and replaced by the following:

“IV.           Section 6.12(d) – Capital Expenditures.

A.           Capital Expenditures during current fiscal year to Statement Date:   $___________

B.           Maximum permitted Capital Expenditures:               $30,000,000

C.           Excess (deficiency) for covenant compliance (Line IV.B – IV.A):      $___________”

Section 4.  Conditions to Effectiveness.  This Amendment shall become effective as of the Effective Date when and if Administrative Agent has received the following:

(a)           this Amendment, duly executed by Borrower, each Guarantor and Administrative Agent;

(b)   an amended and restated Note payable to Administrative Agent in the amount of its Commitment under the Agreement after giving effect to this Amendment;

(c)   a Guaranty Joinder Agreement, duly executed by Big Kettle (the “Guaranty Joinder Agreement”);

(d)           a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

(e)            a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment;

(f)            a certificate of a Responsible Officer of Big Kettle, certifying the Organization Documents of Big Kettle and the names and true signatures of the officers of Big Kettle authorized to execute and deliver the Guaranty Joinder Agreement;

(g)            for Borrower and each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of Borrower or such Guarantor, approving and authorizing the execution, delivery and performance by Borrower or such Guarantor of this Amendment and the transactions contemplated hereby, certified by a Responsible Officer of Borrower or such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby, accompanied by a certificate from the general partner or other appropriate managing partner;

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(h)           for Big Kettle, copies of the resolutions of the Board of Directors of Big Kettle, approving and authorizing the execution, delivery and performance by Big Kettle of the Guaranty Joinder Agreement and the transactions contemplated thereby, certified by a Responsible Officer of Big Kettle;

(i)            payment by Borrower of an Amendment Fee of $100,000; and

(j)           such other assurances, certificates, Loan Documents, other documents, consents and opinions as Administrative Agent may reasonably require.

Section 5.  Representations and Warranties of Borrower.  Borrower represents and warrants to Administrative Agent as set forth below.

(a)           The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of Administrative Agent under the Agreement, and the Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any stockholder, member, partner, security holder or creditor of Borrower or such Guarantor, (ii) violate or conflict with any provision of Borrower’s or such Guarantor’s Articles of Incorporation, Bylaws, partnership agreement, limited liability company agreement, or other organizational documents, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower or such Guarantor, (iv) violate any Laws applicable to Borrower or such Guarantor (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan agreement or any other material agreement to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or any of its Property is bound or affected.

(b)           No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower or any Guarantor of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of Administrative Agent under the Agreement, and the Agreement, as amended hereby.

(c)           Each of this Amendment and the Agreement, as amended hereby, has been duly executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d)           The representations and warranties of Borrower contained in Article V of the Agreement are true and correct as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date).

(e)           No Default or Potential Default exists or would result from the effectiveness of this Amendment.

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(f)           Borrower has delivered to Administrative Agent true and correct copies of the Plan of Merger and all schedules and exhibits thereto, and the Plan of Merger is in full force and effect.

(g)           Borrower and each Guarantor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect the guaranties, assurances, and Liens granted, conveyed or assigned by the Agreement and the other Loan Documents.

Section 6.  Affirmative Covenant.  Borrower shall, within [three (3)] Business Days after the consummation of the merger of Big Kettle with and into NAG&C, cause NAG&C to deliver to Administrative Agent (a) certified copies of NAG&C’s Organization Documents and (b) a certificate of a Responsible Officer of NAG&C, certifying the names and true signatures of the officers of NAG&C authorized to execute and deliver documents on behalf of NAG&C.

Section 7.  Reference to and Effect on Loan Documents.

(a)           On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended and modified by this Amendment.

(b)           Except as specifically amended hereby, all provisions of the Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)           Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a consent to any other matter requiring the consent of any Lender or Administrative Agent under the Loan Documents or a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 8.  Costs and Expenses.  Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments, agreements and Loan Documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 9.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  This agreement, when executed by the parties hereto, shall be a “Loan Document” as defined and referred to in the Agreement and the other Loan Documents.  Delivery of an executed counterpart hereof by fax shall be effective as the delivery of a manually executed counterpart hereof.

Section 10.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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Section 11. ENTIRETY.  THIS AMENDMENT, THE AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of page intentionally left blank.]

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AZZ incorporated

By:           /s/ Dana Perry
Dana Perry, Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:          /s/ Allison W. Connally
Name:           Allison W. Connally
Title:           Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:          /s/ Allison W. Connally
Name:           Allison W. Connally
Title:           Vice President

Signature Page to AZZ Fifth Amendment

To induce Administrative Agent to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns.
GUARANTORS:

AAA GALVANIZING – JOLIET, INC.

AAA GALVANIZING – DIXON, INC.

AAA GALVANIZING – CHELSEA, INC.

AAA GALVANIZING – HAMILTON, INC.

AAA GALVANIZING – PEORIA, INC.

AAA GALVANIZING – WINSTED, INC.

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC. - MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT SYSTEMS, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING COMPANY

ELECTRICAL POWER SYSTEMS, INC.

WITT GALVANIZING - CINCINNATI, INC.

WITT GALVANIZING - MUNCIE, INC.

WITT GALVANIZING - PLYMOUTH, INC.

Signature Page to AZZ Fifth Amendment

AZTEC MANUFACTURING PARTNERSHIP, LTD.
By:           AZZ GROUP, LP, its General Partner
By:           AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM PARTNERSHIP, LTD.
By:           AZZ GROUP, LP, its General Partner
By:           AZZ GP, LLC, its General Partner

RIG-A-LITE PARTNERSHIP, LTD.
By:           AZZ GROUP, LP, its General Partner
By:           AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.
By:           AZZ GROUP, LP, its General Partner
By:           AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.
By:           AZZ GROUP, LP, its General Partner
By:           AZZ GP, LLC, its General Partner

AZZ GROUP, LP
By:           AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

AZZ HOLDINGS, INC.

AZZ DELAWARE INC.

By:          /s/ Dana L. Perry
Dana L. Perry, Secretary of each of the
foregoing entities

Signature Page to AZZ Fifth Amendment

REPLACEMENT SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

LENDER	COMMITMENT	COMMITMENT PERCENTAGE
Bank of America, N.A.	$80,000,000.00	100.00%
Total	$80,000,000.00	100.00%

Signature Page to AZZ Fifth Amendment